UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2018

AZURRX BIOPHARMA, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	001-37853	46-4993860
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

760 Parkside Avenue Downstate Biotechnology Incubator, Suite 304 Brooklyn, New York		11226
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 699-7855
(Name, address, including zip code, and telephone number, including area code, of agent for service of process)

NOT APPLICABLE
(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01                Regulation FD Disclosure

On February 12, 2018, AzurRx BioPharma, Inc. (the “Company”) presented at the 2018 BIO CEO & Investor Conference in New York City at the Marriot Marquis, utilizing a new corporate presentation (the “Corporate Presentation”), a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8K, and is incorporated by reference herein.

Item 8.01                Other Events

On February 12, 2018, the Company issued a press release announcing its enrollment of three new patients for its phase IIa study of MS1819 for patients with exocrine pancreatic insufficiency caused by chronic pancreatitis, which patients were enrolled in sites in Australia, bringing the total number of patients dosed in the trial to nine.  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Disclaimer.

The information in Item 7.01 of this Current Report on Form 8K, including the information set forth in Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AzurRx BioPharma, Inc.
Date: February 12, 2018	By: /s/ Johan M. Spoor Name: Johan M. Spoor Title: Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Corporate Presentation, dated February 2018
99.2	Press Release, dated February 12, 2018